Trenwick America Corporation
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
               -------------------------------------------------

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
      -----------------------------                                -------------
                                                 Reporting Period: July 2005
                                                                   -------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------
                                                                                         Document    Explanation
Required Documents                                                           Form No.    Attached     Attached
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1        Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1        Yes
     Copies of bank statements                                                             N/A
     Cash disbursements journals                                              MOR-1        Yes
Statement of Operations                                                       MOR-2        Yes
Balance Sheet                                                                 MOR-3        Yes
Status of Postpetition Taxes                                                  MOR-4        Yes
     Copies of IRS Form 6123 or payment receipt                                            N/A
     Copies of tax returns filed during reporting period                                   N/A
Summary of Unpaid Postpetition Debts                                          MOR-4        Yes
     Listing of aged accounts payable                                         MOR-4        Yes
Accounts Receivable Reconciliation and Aging                                  MOR-5        Yes
Debtor Questionnaire                                                          MOR-5        Yes
-----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.



----------------------------------------                  ----------------------
Signature of Debtor                                       Date


----------------------------------------                  ----------------------
Signature of Joint Debtor                                 Date


/s/ Joann McNiff                                          August 19, 2005
----------------------------------------                  ----------------------
Signature of Authorized Individual*                       Date

Joann McNiff
--------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re:  Trenwick America Corporation                Case No.      03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period  July 2005

                                  Bank Accounts

                                         Operating         Tax      Other
                                       ----------------------------------

       Cash - Beg of Month               17,286.57          NA         --
                                       ----------------------------------

            Receipts:
            Cash Sales                          --          --         --
          Accounts Rec                          --          --         --
         Loans & Advances                       --          --         --
          Sale of Assets                        --          --         --
          Deposit/WT IN
              Other                                         --         --
Fund Transfer(Vista MM Redemption)      340,000.00
  Intercompany Transfers(TASCO) *        95,608.46          --         --
                                       ----------------------------------

          Total Receipts                435,608.46          --         --
                                       ----------------------------------

          Disbursements:
     Sales, Use, & Other Tax                                --         --
       Inventory Purchases                                  --         --
      Secured Rental/Leases                                 --         --
            Insurance                                       --         --
          Administrative                                    --         --
             Selling                                        --         --
              Other                                         --         --
     Transfers (InterCompany)           (29,649.71)         --         --
        Professional Fees              (417,754.27)         --         --
           Court Costs                                      --         --
                                       ----------------------------------

       Total Disbursements             (447,403.98)         --         --
                                       ----------------------------------

          Net Cash Flow                 (11,795.52)         --         --
                                       ----------------------------------

        Cash: End of Month                5,491.05          --         --
                                       ==================================

* Represents receipt of payment from Trenwick America Services Corporation on Note Receivable related to sale of fixed assets in October 2004 as approved by the Bankruptcy Court

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliation
Reporting Period: July 2005

The following bank account has been reconciled.

      Operating:

       Location:        JPMorganChase, NY
                        ABA No. 021-000-021

      Month End
     Book Balance       $         5,491.05

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended July 31, 2005

    Check Date               Amount            Vendor Name
--------------------------------------------------------------------------------
2005-07-14                  21,849.80  Ashby & Geddes
2005-07-14                  23,609.20  Dewey Ballantine
2005-07-14                  21,022.30  Ernst & Young LLP
2005-07-14                   7,898.60  Hennigan, Bennett & Dorman LLP
2005-07-14                  71,720.32  Lackey Hershman, LLP
2005-07-14                 138,609.75  PriceWaterhouseCoopers Technology Integr
2005-07-14                     400.00  The Pension Service, Inc.
2005-07-14                  12,500.00  Timothy R. Graham
2005-07-14                  13,360.17  Young, Conaway, Stargatt & Taylor, LLP
2005-07-21                  94,284.13  Dewey Ballantine
2005-07-28                  12,500.00  Timothy R. Graham
                          ------------
             Total Checks  417,754.27
                          ------------

Total Disbursements       $417,754.27
======================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: July 2005
                                                                 ---------------

                             Statement of Operations
                               (Income Statement)

-------------------------------------------------------------------------------------------------------
                                                         Month Ended                       Cumulative
REVENUES                                                  July 2005                     Filing to Date
-------------------------------------------------------------------------------------------------------
Gross Revenues                                           $        --                      $    242,183
-------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                      --                                --
-------------------------------------------------------------------------------------------------------
Net Revenue                                              $        --                      $    242,183
-------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                                  --
-------------------------------------------------------------------------------------------------------
Beginning Inventory                                               --                                --
-------------------------------------------------------------------------------------------------------
Add: Purchases                                                    --                                --
-------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                 --                                --
-------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                              --                                --
-------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                            --                                --
-------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                --                                --
-------------------------------------------------------------------------------------------------------
Gross Profit                                                      --                           242,183
-------------------------------------------------------------------------------------------------------
OPERATING EXPENSES                                                                                  --
-------------------------------------------------------------------------------------------------------
Advertising                                                       --                                --
-------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                            --                             1,061
-------------------------------------------------------------------------------------------------------
Bad Debts                                                         --                                --
-------------------------------------------------------------------------------------------------------
Contributions                                                     --                            (2,500)
-------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                     1,220                            58,452
-------------------------------------------------------------------------------------------------------
Insider compensation*                                          1,667                         1,009,723
-------------------------------------------------------------------------------------------------------
Insurance                                                     10,168                           109,024
-------------------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                        --                          (708,773)
-------------------------------------------------------------------------------------------------------
Office Expense                                                   471                            98,609
-------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                 1,515                            59,685
-------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                           75                             4,155
-------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                         1,387                           714,446
-------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                      8,167                           674,932
-------------------------------------------------------------------------------------------------------
Supplies                                                         321                            98,333
-------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                    422                            43,975
-------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                145                             4,259
-------------------------------------------------------------------------------------------------------
Taxes-Other                                                       21                             7,049
-------------------------------------------------------------------------------------------------------
Travel and Entertainment                                           2                             6,274
-------------------------------------------------------------------------------------------------------
Utilities                                                         62                             2,749
-------------------------------------------------------------------------------------------------------
Other (attach schedule)                                       12,217                         5,331,582
-------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                  37,860                         7,513,036
-------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                            1,662                           304,402
-------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses             (39,521)                       (7,575,255)
-------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                                           --
-------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                            (1,162,867)                     (105,140,365)
-------------------------------------------------------------------------------------------------------
Interest Expense                                                  --                                --
-------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                   --                                --
-------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items             (1,202,388)                     (112,715,620)
-------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                                                --
-------------------------------------------------------------------------------------------------------
Professional Fees                                                 --                                --
-------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                       --                                --
-------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                               --                                --
-------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                     8,609                           131,136
-------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                                --                          (543,353)
-------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)               43,144                         6,929,578
-------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                (34,535)                       (7,341,795)
-------------------------------------------------------------------------------------------------------
Income Taxes                                                      --                          (169,855)
-------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                        $(1,236,923)                    $(119,887,559)
-------------------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 28 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: July 2005
                                                                 ---------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                              Month Ended           Cumulative
BREAKDOWN OF "OTHER" CATEGORY                  July 2005          Filing to Date
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                --                 2,951
--------------------------------------------------------------------------------
Legal Fees                                              1                13,811
--------------------------------------------------------------------------------
Audit Fees                                             --               (26,530)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                  --                46,654
--------------------------------------------------------------------------------
Board Related                                      12,500                46,458
--------------------------------------------------------------------------------
Other Fees                                         (1,028)            5,183,812
--------------------------------------------------------------------------------
Data Processing                                       651                51,392
--------------------------------------------------------------------------------
Seminars & Continuing Education                        50                 7,516
--------------------------------------------------------------------------------
Dues & Subscriptions                                   43                 5,517
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES              $    12,217        $    5,331,582
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of                                     --
--------------------------------------------------------------------------------
  Unconsolidated Subsidiaries                  (1,162,867)         (109,948,995)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                            $(1,162,867)       $ (109,948,995)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                            43,144             6,929,578
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES           $    43,144        $    6,929,578
--------------------------------------------------------------------------------


                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: July 2005
                                                                 ---------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF     BOOK VALUE ON
                            ASSETS                                      CURRENT REPORTING MONTH    PETITION DATE
-----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                3,283,287             4,532,566
-----------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                           --                    --
-----------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                       49,178,688            48,745,299
-----------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                 2,056,014                    --
-----------------------------------------------------------------------------------------------------------------
Inventories                                                                             --                    --
-----------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                    32,688               503,054
-----------------------------------------------------------------------------------------------------------------
Professional Retainers                                                               1,000                10,000
-----------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                             340,703               327,755
-----------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         $  54,892,380         $  54,118,674
-----------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                          --                    --
-----------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                 --                    --
-----------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                --            20,723,654
-----------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                  --             3,485,693
-----------------------------------------------------------------------------------------------------------------
Vehicles                                                                                --                    --
-----------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                           --           (15,433,035)
-----------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                   $          --         $   8,776,312
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                      --               266,900
-----------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                 130,345,049           249,660,381
-----------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                           $ 130,345,049         $ 249,927,281
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $ 185,237,430         $ 312,822,267
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF     BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH    PETITION DATE
-----------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        --                    --
-----------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                     --                    --
-----------------------------------------------------------------------------------------------------------------
Wages Payable                                                                           --                    --
-----------------------------------------------------------------------------------------------------------------
Notes Payable                                                                           --                    --
-----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                        --                    --
-----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                               --                    --
-----------------------------------------------------------------------------------------------------------------
Professional Fees                                                                  225,757                    --
-----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                --                    --
-----------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                 3,524,676                    --
-----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                               $   3,750,433         $          --
-----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------
Secured Debt                                                                            --                    --
-----------------------------------------------------------------------------------------------------------------
Priority Debt                                                                           --                    --
-----------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                 288,386,386           289,648,446
-----------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                               $ 288,386,386         $ 289,648,446
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              292,136,819           289,648,446
-----------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------
Capital Stock                                                                          100                   100
-----------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                     266,985,085           266,985,085
-----------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                               --                    --
-----------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                  --                    --
-----------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                              (246,858,372)         (246,858,372)
-----------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                             (118,887,559)                   --
-----------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                   (7,138,643)            3,047,008
-----------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                   --                    --
-----------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                             $(106,899,390)        $  23,173,821
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                         $ 185,237,430         $ 312,822,267
=================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 28 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: July 2005
                                                                 ---------------

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                         BOOK VALUE AT END OF     BOOK VALUE ON
             ASSETS                    CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                         340,703              327,755
--------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                  $     340,703         $    327,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Deferred Taxes Receivable                       1,308,827            1,198,532
--------------------------------------------------------------------------------
Investment in Subsidiaries                    129,035,458          244,859,636
--------------------------------------------------------------------------------
Miscellaneous Other Assets                            764            3,602,213
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $ 130,345,049         $249,660,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         BOOK VALUE AT END OF     BOOK VALUE ON
LIABILITIES AND OWNER EQUITY           CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accounts Payable                                   64,660               42,517
--------------------------------------------------------------------------------
Accrued Expenses                                       --            1,290,790
--------------------------------------------------------------------------------
Interest Payable                               12,728,025           12,728,025
--------------------------------------------------------------------------------
Taxes Payable                                   2,602,010            2,601,759
--------------------------------------------------------------------------------
Due to Affiliates                              82,787,757           82,787,757
--------------------------------------------------------------------------------
Indebtedness                                  190,203,934          190,197,598
--------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)        $ 288,386,386         $289,648,446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Accrued Expenses                                  516,477                   --
--------------------------------------------------------------------------------
Taxes Payable                                   2,400,441                   --
--------------------------------------------------------------------------------
Due to Affiliates                                 607,758                   --
--------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES        $   3,524,676         $         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Equity in Subsidiary                           (7,138,643)           3,047,008
--------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY            $  (7,138,643)        $  3,047,008
--------------------------------------------------------------------------------


                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re Trenwick America Corporation                      Case No. 03-12635 (MFW)
      ----------------------------                               ---------------
                Debtor                         Reporting Period: July 2005
                                                                 ---------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------
                                                     Amount
                                    Beginning      Withheld or     Amount   Date   Check. No or    Ending Tax
                                  Tax Liability      accrued        Paid    Paid        EFT        Liability
===============================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employee                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employer                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Income                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Sales                                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Excise                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Real Property                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Personal Property                        --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total State and Local                  --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Total Taxes                              --            --            --                       --       --
---------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------
                                                                      Number of Days Past Due
                                               ============================================================
                                               Current   0-30        31-60      61-90    Over 90     Total
-----------------------------------------------------------------------------------------------------------
Accounts Payable                                  --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Wages Payable                                     --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Taxes Payable                                     --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Rent/Leases - Building                            --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                           --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments         --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Professional Fees                                 --     63,350    121,926     22,815     17,666    225,757
-----------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                           --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Other:                                                                                                   --
-----------------------------------------------------------------------------------------------------------
Total Postpetition Debts                          --     63,350    121,926     22,815     17,666    225,757
-----------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Listing of Aged Accounts Payable
Trenwick America Corporation
As of July 31, 2005

             Vendor                     Invoice Date        Services           Invoice Number                Amount
             ------                     ------------        --------           --------------                ------
        Lackey Hershman                   3/1/2005           Mar-05             LAC100-02000                 10,000.00
        Dewey Ballantine                  3/1/2005           Mar-05                                           2,367.80
         Ashby & Geddes                   3/1/2005           Mar-05                                           1,951.50
 Hennigan, Bennett & Dorman LLP           3/1/2005           Mar-05             HEN119-02000                  1,198.00
 Hennigan, Bennett & Dorman LLP           3/1/2005           Mar-05             HEN292-02000                    292.50
Young Conaway Stargatt & Taylor           3/1/2005       Mar-05-Apr-05          YOU185-02000                  1,855.90

                                                                                                        --------------
                                                                                  91 + days                  17,665.70
                                                                                                        ==============

         Ashby & Geddes                   4/1/2005           Apr-05                                           3,411.20
        Dewey Ballantine                  4/1/2005           Apr-05                                           4,228.60
 Hennigan, Bennett & Dorman LLP           4/1/2005           Apr-05             HEN414-02000                  4,141.73
 Hennigan, Bennett & Dorman LLP           4/1/2005           Apr-05             HEN103-02000                  1,033.70
      Lackey Hershman, LLP                4/1/2005           Apr-05            LACKE100-02000                10,000.00

                                                                                                        --------------
                                                                                 61-90 days                  22,815.23
                                                                                                        ==============

         Ashby & Geddes                   5/1/2005           May-05             ASH209-02000                 20,927.05
         Ashby & Geddes                   5/1/2005           May-05             ASH474-02000                  4,749.00
        Dewey Ballantine                  5/1/2005           May-05             DEW2304-02000                23,048.20
      Lackey Hershman, LLP                5/1/2005           May-05             LAC416-02000                 41,624.20
      Lackey Hershman, LLP                5/1/2005           May-05          LAC100-02000-May 05             10,000.00
 Hennigan, Bennett & Dorman LLP           5/1/2005           May-05             HEN504-02000                  5,049.55
 Hennigan, Bennett & Dorman LLP           5/1/2005           May-05             HEN125-02000                  1,258.50
Young Conaway Stargatt & Taylor           5/1/2005           May-05          YOU122-02000-May 05             12,287.29
Young Conaway Stargatt & Taylor           5/1/2005           May-05             YOU298-02000                  2,982.20

                                                                                                        --------------
                                                                                 31-60 Days                 121,925.99
                                                                                                        ==============

        Dewey Ballantine                  6/1/2005           Jun-05             DEW237-02000                 23,786.03
        Dewey Ballantine                  6/1/2005           Jun-05             DEW571-02000                  5,713.80
         Ashby & Geddes                   6/1/2005           Jun-05             ASH105-02000                 10,527.85
         Ashby & Geddes                   6/1/2005           Jun-05             ash239-02000                  2,395.50
         Ashby & Geddes                   7/1/2005           Jul-05             ash209-02000                 20,927.05

                                                                                                        --------------
                                                                                  0-30 days                  63,350.23
                                                                                                        ==============

                                                                          Total Accounts Payable          $ 225,757.15

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: July 2005
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

------------------------------------------------------------------  -----------
Accounts Receivable Reconciliation                                     Amount
------------------------------------------------------------------  -----------
Total Accounts Receivable at the beginning of the reporting period   49,176,260
------------------------------------------------------------------  -----------
+ Amounts billed during the period                                        2,428
------------------------------------------------------------------  -----------
- Amounts collected during the period                                        --
------------------------------------------------------------------  -----------
Total Accounts Receivable at the end of the reporting period         49,178,688
------------------------------------------------------------------  -----------

------------------------------------------------------------------  -----------
Accounts Receivable Aging                                              Amount
------------------------------------------------------------------  -----------
0 - 30 days old                                                           2,428
------------------------------------------------------------------  -----------
31 - 60 days old                                                             --
------------------------------------------------------------------  -----------
61 - 90 days old                                                             --
------------------------------------------------------------------  -----------
91 + days old                                                        60,829,589
------------------------------------------------------------------  -----------
Total Accounts Receivable                                            60,832,017
------------------------------------------------------------------  -----------
Amount considered uncollectible (Bad Debt)                          (11,653,329)
------------------------------------------------------------------  -----------
Accounts Receivable (Net)                                            49,178,688
------------------------------------------------------------------  -----------

                              DEBTOR QUESTIONNAIRE

------------------------------------------------------------------  -----------
Must be completed each month                                          Yes   No
------------------------------------------------------------------  -----------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
explanation below.                                                           X
------------------------------------------------------------------  -----------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
provide and explanation below.                                               X
------------------------------------------------------------------  -----------
3. Have all postpetition tax returns been timely filed? If no,
provide an explanation below.                                          X
------------------------------------------------------------------  -----------
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation
below.                                                                 X
------------------------------------------------------------------  -----------

                                                                      FORM MOR-5
                                                                          (9/99)